Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas M. Prescott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Align Technology, Inc. on Form 10-Q for the quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/s/ THOMAS M. PRESCOTT
Date: August 7, 2008	Name:	Thomas M. Prescott
	Title:	President and Chief Executive Officer

I, Kenneth B. Arola, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Align Technology, Inc. on Form 10-Q for the quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/s/ KENNETH B. AROLA
Date: August 7, 2008	Name:	Kenneth B. Arola
	Title:	Chief Financial Officer and Vice President of Finance